Exhibit 99.1

MoneyGram Announces Extension of Walmart Contract

MoneyGram ‘powered by’ white-label Walmart2World money transfer to become part of broader marketplace

DALLAS, November 5, 2019 /PRNewswire/ – MoneyGram International, Inc. (NASDAQ: MGI), a global provider of innovative money transfer services, previously announced it has extended its agreement with Walmart to continue to provide MoneyGram-branded money transfer, ‘powered by’ white-label Walmart2World money transfer, bill payment and money order services into 2021.

As announced yesterday by Walmart, the MoneyGram ‘powered by’ Walmart2World white-label money transfer service will now be joined by other brands in becoming part of a marketplace of money transfer services at Walmart stores across the United States. MoneyGram believes that its leading brand, competitive foreign exchange rates and industry-leading anti-fraud and compliance processes will help drive the future success of the marketplace.

Walmart and MoneyGram have collaborated to provide leading financial service solutions for consumers in the United States for more than two decades. MoneyGram and Walmart continue to align and partner on the future of the industry and have innovated to not only offer the world’s leading money transfer service, but to also protect consumers from fraud. MoneyGram pioneered ID requirements for all cash send and receive transactions in the United States, and as a result has the single most accurate KYC (know-your-customer) processes. This commitment to protecting consumers and their money has also resulted in MoneyGram having the lowest fraud rate in the industry.

The previously-announced contract extension serves as a testament that Walmart recognizes the high-quality of the MoneyGram network, which includes numerous strategic relationships around the globe, features will-call transfers and offers customers the greatest choice and convenience to pick up transactions at any MoneyGram network location in more than 200 countries and territories around the world. Other providers limit flexibility and location options for consumers; therefore, the MoneyGram-branded and ‘powered by’ white-label Walmart2World service should continue to be the top choices for Walmart customers and associates alike.

For the third quarter of 2019, the MoneyGram ‘powered by’ white-label Walmart2World product represented approximately 9% of total company revenues. At this time, it is difficult to predict exactly how this new Walmart marketplace will impact current transaction volumes and profit margins. Any impact to financial results will depend on a variety of factors including timing of the rollout to the marketplace, how the products are placed at the point-of-sale and how aggressively the competition chooses to price its foreign exchange.

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About MoneyGram International, Inc.

MoneyGram is a global leader in omnichannel money transfer and payment services that enables friends and family to affordably, reliably and conveniently send money for life’s daily needs in over 200 countries and territories.

The innovative MoneyGram platform leverages its leading digital and physical network, global financial settlement engine, cloud-based infrastructure with integrated APIs, and its unparalleled compliance program that leads the industry in protecting consumers.

For more information, please visit moneygram.com.

MoneyGram Media Contact:

Noelle Whittington

media@moneygram.com

214-979-1402

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company’s results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: our ability to compete effectively; our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing “white label” branded money transfer products or otherwise; our ability to manage fraud risks from consumers or agents; the ability of us and our agents to comply with U.S. and international laws and regulations; litigation or investigations involving us or our agents; uncertainties relating to compliance with the DPA entered into with the U.S. federal government and the effect of the DPA on our reputation and business; regulations addressing consumer privacy, data use and security; our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes; our ability to manage risks associated with our international sales and operations; our offering of money transfer services through agents in regions that are politically volatile; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our substantial debt service obligations, significant debt covenant requirements and credit ratings; major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; the ability of us and our agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which we rely; disruptions to our computer network systems and data centers; weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; the financial health of certain European countries or the secession of a country from the European Union; our ability to manage credit risks from our agents and official check financial institution customers; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to attract and retain key employees; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business; our ability to maintain effective internal controls; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of MoneyGram’s public reports filed with the Securities and Exchange Commission (the “SEC”), including MoneyGram’s annual report on Form 10-K for the year ended December 31, 2018 and MoneyGram’s quarterly reports on Form 10-Q.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s SEC filings may be obtained by contacting MoneyGram, through MoneyGram’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (“EDGAR”) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.